UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 8, 2006
(Date of earliest event reported)
Bristow Group Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31617	72-0679819

(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway South
Suite 1700, Houston, Texas	77042

(Address of Principal Executive Offices)	(Zip Code)
(713) 267-7600

(Registrant’s Telephone Number, Including Area Code)
Offshore Logistics, Inc.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On February 8, 2006, Bristow Group Inc. (the “Company”) filed a current report on Form 8-K (the “8-K”), which disclosed that on December 9, 2005 the Company entered into an Employment Agreement with Michael R. Suldo, effective as of June 1, 2005, the material terms of which are as initially disclosed in the 8-K. On March 8, 2006, the Company entered into an Amendment to its Employment Agreement with Mr. Suldo, effective as of March 8, 2006, the sole purpose of which was to revise the definition of “Good Reason” that appears in Exhibit 10.1 to the 8-K. A copy of the Amendment to Employment Agreement is filed as Exhibit 10.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment to Employment Agreement *

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 13, 2006

BRISTOW GROUP INC.
(Registrant)

/s/ Joseph A. Baj Joseph A. Baj
Vice President, Treasurer and Secretary

EXHIBIT INDEX
(c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment to Employment Agreement